                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              --------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 18, 1996

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
       (Exact name of registrants as specified in governing instruments)

                                  33-99344               59-3170055
   Delaware                       33-99344-01            59-3170052
- ---------------               ----------------           -------------------
(State or other               (Commission File           (IRS Employer
jurisdiction of               Number)                    Identification Nos.)
organization)


10401 Deerwood Park Blvd., Jacksonville, Florida      32256
- ------------------------------------------------      -----
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (904) 987-5120
                                                     --------------
                           Not Applicable
(Former name or former address if changed since last report)




                         Exhibit Index located at Page 2
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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.           Other Events.

                  The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick to the inclusion of their audit report on such financial statements and to being named as "experts" in the Prospectus Supplement for the EquiCredit Funding Trust 1996-A is attached hereto as Exhibit 23.1.

                  The financial statements of Financial Guaranty Insurance Company as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1(D). The unaudited financial statements of Financial Guaranty Insurance Company as of June 30, 1996 are attached hereto as Exhibit 99.2(D).

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c) Exhibits - The following Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                    Sequentially
      Exhibit                                                        Numbered
      Number            Exhibit                                        Page

      10.1(D)           Securities Insurance Policy with                  004
                        respect to EquiCredit Funding
                        Trust, Series 1996-A

      23.1(D)           Consent of Independent Auditors of                008
                        the Insurer

      99.2(D)           Audited Financials of Financial
                        Guaranty Insurance Company as
                        of December 31, 1995 and 1994                     010

      99.3(D)           Unaudited Financial Statements of
                        Financial Guaranty Insurance
                        Company as of June 30, 1996


                                        2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                                  (Registrants)


                                   EQCC RECEIVABLES CORPORATION




September 20, 1996                  By: /s/ Stephen R. Veth
                                        ---------------------------------
                                        Stephen R. Veth
                                        President


                                    EQCC ASSET BACKED CORPORATION




September 20, 1996                  By: /s/ Stephen R. Veth
                                        ---------------------------------
                                        Stephen R. Veth
                                        President
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                                EXHIBIT INDEX

                                                                    Sequentially
      Exhibit                                                        Numbered
      Number            Exhibit                                        Page

      10.1(D)           Securities Insurance Policy with                  004
                        respect to EquiCredit Funding
                        Trust, Series 1996-A

      23.1(D)           Consent of Independent Auditors of                008
                        the Insurer

      99.2(D)           Audited Financials of Financial
                        Guaranty Insurance Company as
                        of December 31, 1995 and 1994                     010

      99.3(D)           Unaudited Financial Statements of
                        Financial Guaranty Insurance
                        Company as of June 30, 1996